                                                                    EXHIBIT 10.8

                            C O N T R A C T No. 1236

                          concluded in Bucharest on December 31, 1997.

SELLER:                    VINEXPORT TRADING COMPANY LTD., residing in 78176
                           BUCHAREST, 10 Grigore Manolescu Street, Sector 1,
                           ROMANIA, tel. (401) 222.82.84, fax (401) 222.82.83,
                           represented by Mr. NICOLAE DAVID, Managing Director.

BUYER CAREY AGRI INTERNATIONAL POLAND, SPOLKA Z.o.o., residing in 03-802 WARSAW, 13 Lubelska Street,
                           POLAND, tel. 48.22.6180544, fax 48.22.6180238,
                           represented by Mr. WILLIAM VERNON CAREY, Managing
                           Director.

OBJECT:                    EXPORT OF ROMANIAN BOTTLED WINES TO POLAND IN THE
                           1998 YEAR.

GOODS, QUANTITIES,         ROMANIAN BOTTLED WINES, from which:
ASSORTMENTS, VARIETIES,    WHITE WINES  =  50.000 cases of 6 bottles x 750 ml.
TYPES:                     RED WINES  =  75.000 cases of 6 bottles x 750 ml.
                           -----------------------------------------------------
                           TOTAL = 125.000 cases of 6 bottles x 750 ml.

                           The quantities per wines varieties (Chardonnay, Sauvignon Blanc, Riesling, Cabernet Sauvignon,
                           Merlot, Pinot Noir, Feteasca Neagra, Burgund), wines types (dry, medium dry) and respectively labels brands (Romanian Classic, Aura Special Reserve) will be established, in writing, with the both parties agreement at the beginning of the year 1998, before the beginning date of the goods delivery.

LABELS: ROMANIAN CLASSIC and AURA SPECIAL RESERVE brands, according to the both parties agreement. The alcohol content specified on the labels shall not differ from the real alcohol content of the wines with more than 0.5% volume alcohol. Any of the Seller's labels brands which will be used by the Buyer, shall not create property rights for the Buyer and the labels brands will only be used or displayed with the Seller's licence.

PRICES: The prices will be established, in writing, with the both parties agreement at the beginning of the year
                           1998, before the beginning date of the goods delivery.

-2-                                                CONTRACT 1998-VINEXPORT/CAREY


QUALITY            ORGANOLEPTIC PROPERTIES:
CONDITIONS:        ASPECT:  clear
                   COLOUR: WHITE WINES: white-greenish, yellow-greenish,
                               straw-yellow, yellow-gold
                   RED WINES, red-ruby
                   TASTE/SMELL:  characteristic


                   PHYSICAL-CHEMICAL PROPERTIES:
                   Alcohol content (% volume at plus 20 degrees C)
                               - white wines................................     11-12
                               - red wines..................................  12.01-13
                   Direct reducing sugar content, g/l
                               - dry wines..................................       0-4
                               - medium dry wines...........................   4.01-12
                   Sugar free extract, g/l, minimum
                               - white wines................................        18
                               - red wines..................................        20
                   Total acidity (C4H606), g/l..............................     4.5-9
                   Volatile acidity (CH3COOH), g/l, maximum.................       1.0
                   Total sulphur dioxide (SO2), mg/l, maximum...............       200
                   Free sulphur dioxide (SO2), mg/l, maximum................        40
                   Sorbic acid, mg/l, maximum...............................       200


GUARANTEE          12 (twelve) months from the date of the goods delivery under the condition
TERM OF THE        that the goods to be transported, handeled and stored in proper conditions
QUALITY:           (temperature between plus 5 and plus 15 degrees Celsius, protection from sunlight).


BOTTLES            Glass bottles of 750 ml., as follows:
                   Clear RHEIN types bottles for RIESLING wine:
                   Clear BORDEAUX type bottles for SAUVIGNON BLANC wine
                   Green BORDEAUX type bottles for CABERNET SAUVIGNON,
                   MERLOT and FETEASCA NEAGRA wines;
                   Green BURGUND type bottles for CHARDONNAY, PINOT NOIR and BURGUND wines.

BOTTLES            With cork stoppers of minimum 24 x 38 mm. and shrink
CLOSURE            capsules of 31 x 55/60 mm.

PACKING:           In corrugated carton cases of 6 bottles x 750 ml.

BANDEROLES:        The wines bottles have to have Polish banderoles on.
                   The Polish banderoles have to be received by the
                   Seller from the Buyer, by air courier, in good
                   conditions, with minimum 15 (fifteen) days before the
                   date of the goods delivery and the Romanian winery
                   have to glued them over the neck of the bottles.

-3-                                                CONTRACT 1998-VINEXPORT/CAREY


DELIVERY                   Successive deliveries, until December 31, 1998.
TERM:                      The date of the goods delivery is understood as the
                           date of delivery mentioned in the international truck
                           way bill (CMR).
                           The purchase order of the Buyer have to be received
                           by the Seller, by fax, with minimum 25 (twenty five)
                           days before the date of the goods delivery.
                           The purchase order will be valid only after the
                           receiving by the buyer of the Seller's confirmation,
                           by fax, that the purchase order can be fulfilled.
                           The date when the goods will be ready for delivery
                           will be indicated, by fax, by the Seller to the
                           Buyer, only after the receiving by the Seller, in
                           good conditions, of the Polish banderoles.
                           The Buyer have to inform the Seller with minimum 2
                           (two) working days before the date of the goods
                           delivery about the plate number of the truck which
                           will arrive at the loading place in Romania.

TAKING-OVER:               The goods quantitative and qualitative taking-over is
                           made in Romania at the date of the goods delivery by
                           the Buyer's representative or authorized agent
                           (individual or person-at-law) and confirmed by means
                           of a taking-over document. In such case the Seller
                           has responsibility for hidden flaws only.
                           In the absence of the Buyer's representative or
                           authorized agent in Romania, the Buyer takes over the
                           goods in Romania, as follows:
                           - the final quantitative taking-over: on the basis of
                           the international truck way bill (CMR);
                           - the qualitative taking-over: on the basis of the
                           Analyses report issued by the laboratory of the
                           Romanian Winery.

TRANSPORT:                 By trucks, proper for the transport of bottled wines,
                           on the Buyer's expense. The goods have to be
                           accompanied by the following documents:
                           - Signed invoice............................    3 cp.
                           - International truck way bill (CMR)........    2 cp.
                           - EUR 1.....................................    1 cp.
                           - Analyses Report...........................    2 cp.
                           - Specification.............................    2 cp.

ADVISING:                  The Seller will send, by fax, to the Buyer within
                           maximum 2 (two) working days from the date of the
                           goods delivery a copy of the invoice.

-4-                                                CONTRACT 1998-VINEXPORT/CAREY


PAYMENT:                   DOCUMENTARY COLLECTION through DOCUMENTS AGAINST
                           ACCEPTANCE BILL at 45 (forty five) days from the date of the goods delivery mentioned in the international truck way bill (CMR).
                           The payment of the goods have to be made by the Buyer through BANK ROZWOJU EXPORTU S.A., Pl. Bankowy no.2,
                           00-950 Warszawa, Wydzial Rachunkow Zlotowych i
                           Walutowych, POLAND, in the favour of the Seller to ING BANK N.V. BUCHAREST BRANCH, ING BUILDING. Soseaua
                           Kiseleff No. 13-15, P.O. BOX 2-208, Sector 1,
                           Bucuresti, phone: 00.40.1.222.16.00, fax:
                           00.40.1.222.14.01, account number: 010371401.4, Swift
                           code: INGBROBU, against presentation by the Seller of the following documents:

                           - Signed invoice............................    3 cp.
                           - International truck way bill (CMR)........    1 cp.
                           - Analyses report...........................    1 cp.

                           All banking charges and commissions at the Buyer's bank are in the Buyer's account.
                           All banking charges and commissions at the Seller's bank are in the Seller's account.

                           The Seller has the right to stop the deliveries of the goods and is exempted of responsability concerning the subsequent deliveries in case that the Buyer doesn't pay within the above mentioned time the counter-value of the goods delivered and invoiced by the Seller.

CLAIMS: Any possible claims can be made by the Buyer only for quality defects. The claims must be received by the Seller from the Buyer, by fax, within 20 (twenty) days from the arrival date of the goods at the place of destination in Poland (Pruszkow). Any possible claims for quality defects after expiring of the above mentioned time can be made by the Buyer only for hidden flaws and only within the guarantee terms of the quality and have to be received by the Seller from the Buyer, by fax, within 15 (fifteen) days from the date of their finding out. By hidden flaws the contracting parties understand the quality defects of the goods which can not be evidenced by an usual quality control but by laboratory methods only.

-5-                                                CONTRACT 1998-VINEXPORT/CAREY


                           For all possible claims for quality defects the Buyer is obliged to send to the Seller, by air courier, within maximum 15 (fifteen) days from the notification date of the claim, samples of the claimed goods and original Certificate of Analysis/Decision issued by an authorized Polish laboratory (STACJA SANITARNO-EPIDEEMIOLOGICZANA) from which it have to result that the goods are not according to the contractual quality conditions and these ones are unsuitable for the human consumption from sanitary point of view and therefore are not allowed to be sold on the Polish market. Any qualitative claims received by the Seller after the expiry date of the guarantee term of the quality will be null and void.

FORCE                      By Force Majeure the contracting parties understand
MAJEURE:                   the circumstances which appear after the signing of
                           this contract as a result of some uncommon, unforseen
                           and unavoidable event, as for example natural
                           calamities (earthquakes, floods, a.s.o.), fire, war,
                           civil war, revolution, riots, uprising, civil or
                           political movements, strikes and/or labour
                           conflictes, restrictive laws/rules/decisions/ orders
                           or acts of the legislative and/or administrative
                           authorities or other similar casualties.
                           The contracting parties are entirely or partially
                           exempted of liability as far as the fulfilment of the
                           contractual obligations isn't possible because of the
                           Force Majeure.
                           The contractual party which can not fulfil the
                           contractual obligations because of the Force Majeure
                           circumstances has immediately to advise about this
                           the other contracting party, by fax, and in maximum
                           30 (thirty) days from their occurance has to notify
                           the other contracting party by registred letter.
                           The Force Majeure circumstances have to be confirmed
                           by a Certificate issued by the Chamber of Commerce or
                           by any other competent authority from the Seller's or
                           respectively from the Buyer's country. The same
                           modality of advising and notification is also applied
                           for the association of the Force Majeure
                           circumstances.
                           If the Force Majeure circumstances last for more than
                           60 (sixty) days from its notification, the
                           contracting parties are entitled to cancel the
                           contract by a registred letter, no formality
                           whatsoever is considered.
                           For any delay or non-fulfilment of the contractual
                           obligations by either contracting party as a result
                           of the Force Majeure circumstances notified and
                           justified accordingly, neither of the contracting
                           parties has the right to make a demand upon the other
                           contracting party for penalities, interest and
                           compensation of any possible damages.
                           Force Majeure circumstances shall not release either
                           contracting party from its liability to make payments
                           for the goods delivered before the Force Majeure
                           occurance.

-6-                                                CONTRACT 1998-VINEXPORT/CAREY


OBLIGATIONS,               The Seller is obliged to deliver the goods according
LITIGAITONS:               to the conditions of this contract and the Buyer is
                           obliged to take-over the goods according to the
                           conditions of this contract and to pay them at the
                           established and invoiced prices.
                           The non-fulfilment or the faulty performance of the
                           contractual stipulations has as effect the payment by
                           the guilty contracting party to the other contracting
                           party the resulted losses.
                           All litigations resulted from this contract or in
                           connection with it are to be settled by amiable way.
                           If this is not possible, the contracting parties have
                           to admit the award by the Arbitration commission
                           under the Chamber of Commerce and Industry of
                           Romania, in Bucharest which will arbitrate the
                           litigations according to its own legal procedures.
                           The award passed by the Arbitration Commission under
                           the Chamber of Commerce and Industry of Romania, in
                           Bucharest will be final and binding upon both
                           contracting parties.
                           The contracting parties agree that this contract
                           should abide by the Romanian law and undertake to
                           enforce without any delay the award passed by the
                           Arbitration Commission under the Chamber of Commerce
                           and Industry of Romania, in Bucharest.

MISCELLANEOUS:             The Buyer can not reexport to other countries the
                           goods which make the object of this contract without
                           the Seller's previous written agreement. The buyer
                           can not buy the wines, assortments/varieties/types
                           which make the object of this contract directly from
                           the Romanian wineries which produce these ones. The
                           stipulations of this contract can be amended, in
                           writing, before or during its carrying on, only with
                           the agreement of both contracting parties.
                           None of the contracting parties can assign and/or
                           transfer the contract in whole or in part to another
                           third party, without the previous written agreement
                           of the other contracting party.
                           The negotiations and correspondence prior to the date
                           of signing of this contract and contrary to its
                           stipulations are null and void.

VALIDITY OF THE CONTRACT:  Until December 31, 1998.

                           This contract containing 6 (six) pages has been concluded in 2 (two) copies, equally valid, one of each for every contracting party and comes into force beginning with the date of its signing by the both contracting parties.

-7-                                                CONTRACT 1998-VINEXPORT/CAREY

      SELLER                                           BUYER:
VINEXPORT TRADING COMPANY LTD.            CAREY AGRI INTERNATIONAL POLAND
    BUCHAREST, ROMANIA                           WARSAW, POLAND

    MANAGING DIRECTOR                           MANAGING DIRECTOR
     NICOLAE DAVID                             WILLIAM VERNON CAREY
                                                 Dyrektor Zarazdu
                                              CAREY POLAND Sp. z o.o.

   /s/ NICOLAE DAVID                        /s/ WILLIAM CAREY


Place and date of signing                 Place and date of signing
by the Seller                             by the Buyer:

BUCHAREST, DECEMBER 31,
1997